UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2017

CLARCOR Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-11024	36-0922490
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

840 Crescent Centre Drive, Suite 600 Franklin, TN	37067
(Address of Principal Executive Offices)	(Zip Code)

(615) 771-3100

Registrant’s telephone number, including area code

No Change

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02.	Termination of a Material Definitive Agreement.

On February 28, 2017, Parker-Hannifin Corporation (“Parker”) completed its previously announced acquisition of CLARCOR Inc. (“Clarcor”). Pursuant to the terms of the Agreement and Plan of Merger (the “Merger Agreement”), dated as of December 1, 2016, among Parker, Parker Eagle Corporation, a wholly owned subsidiary of Parker (“Merger Sub”), and Clarcor, Merger Sub merged with and into Clarcor (the “Merger”), with Clarcor surviving the merger as a wholly owned subsidiary of Parker.

On February 28, 2017, in connection with the completion of the Merger, Clarcor terminated the Amended and Restated Credit Agreement, dated as of November 2, 2015, by and among Clarcor, CLARCOR EM Holdings, Inc., CLARCOR Engine Mobile Solutions, LLC, the lenders party thereto and Bank of America, N.A., as administrative agent, as swing line lender and as a letter of credit issuer (the “Credit Agreement”). No material early termination penalties were incurred by Clarcor in connection with the termination of the Credit Agreement.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On February 28, 2017, pursuant to the terms of the Merger Agreement, Parker completed its acquisition of Clarcor through the Merger. At the effective time of the Merger (the “Effective Time”), each share of Clarcor common stock issued and outstanding immediately prior to the Effective Time (other than dissenting shares and shares held by Parker, Merger Sub or Clarcor or any of their respective wholly owned subsidiaries) was converted into the right to receive $83.00 in cash, without interest (the “Per Share Merger Consideration”).

In addition, at the Effective Time, subject to certain exceptions, each option to purchase Clarcor common stock outstanding, whether vested or unvested, was converted into the right to receive a cash payment equal to the product of (1) the total number of shares of Clarcor common stock subject to such option and (2) the amount by which the Per Share Merger Consideration exceeded the exercise price per share, less any applicable taxes. Subject to certain exceptions, as of the Effective Time, all other Clarcor equity and equity-based awards subject to time-based or performance-based vesting conditions, were converted into the right to receive the Per Share Merger Consideration provided for under their terms in effect immediately prior to the Effective Time plus any accrued cash dividend equivalents.

A copy of the Merger Agreement was filed as Exhibit 2.1 to the Form 8-K filed by Clarcor with the Securities and Exchange Commission (the “SEC”) on December 1, 2016 and is incorporated herein by reference. The foregoing description of the Merger Agreement is qualified in its entirety by reference to the Merger Agreement.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As a result of the Merger, all of the issued and outstanding stock of Clarcor is currently owned by Parker. In connection with the closing of the Merger, Clarcor notified the New York Stock Exchange (the “NYSE”) on February 28, 2017 that each of its shares of common stock (other than dissenting shares and shares held by Parker, Merger Sub or Clarcor or any of their respective wholly owned subsidiaries, which were canceled) issued and outstanding immediately prior to the Effective Time was converted into the right to receive the Per Share Merger Consideration. On February 28, 2017, the NYSE filed with the SEC a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934 (as amended, the “Exchange Act”) on Form 25 to delist Clarcor common stock. Additionally, Clarcor intends to file with the SEC a certification on Form 15 under the Exchange Act requesting that Clarcor’s reporting obligations under Sections 13 and 15(d) of the Exchange Act be suspended.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth under Items 2.01, 3.01 and 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.01.	Changes in Control of Registrant.

A change in control of Clarcor occurred on February 28, 2017 when, pursuant to the terms of the Merger Agreement, Merger Sub merged with and into Clarcor, with Clarcor surviving the Merger. In the Merger, each share of Clarcor common stock (other than dissenting shares and shares held by Parker, Merger Sub or Clarcor or any of their respective wholly owned subsidiaries, which were canceled) issued and outstanding immediately prior to the Effective Time was converted into the right to receive the Per Share Merger Consideration. As a result of the Merger, Clarcor became an indirect wholly owned subsidiary of Parker.

Parker paid $4.3 billion in the aggregate as consideration for the Merger. Parker used (i) the net proceeds from its private offering of senior notes, (ii) borrowings under its existing term loan agreement, (iii) borrowings under its existing revolving credit facility and/ or commercial paper program, and (iv) cash on hand to finance the Merger.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the Merger Agreement, effective as of the Effective Time, each of James W. Bradford, Jr., Robert J. Burgstahler, Wesley M. Clark, Christopher L. Conway, Nelda J. Connors, Paul Donovan, Mark A. Emkes, Thomas W. Giacomini, Robert H. Jenkins, Philip R. Lochner, Jr. and James L. Packard ceased to be directors of Clarcor. Additionally, each of Christopher L. Conway, David J. Fallon, Richard M. Wolfson, David J. Lindsay, Keith A. White, and Jacob Thomas ceased to be executive officers of Clarcor.

Pursuant to the Merger Agreement, at the Effective Time, Thomas L. Williams, Joseph R. Leonti and Catherine A. Suever became the directors of Clarcor. Additionally, Thomas L. Williams became the President and Chief Executive Officer, Catherine A. Suever became the Chief Financial Officer and Treasurer, and Joseph R. Leonti became the Secretary of Clarcor.

Item 5.03.	Amendments to the Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the Merger Agreement, at the Effective Time, the certificate of incorporation of Clarcor was amended in its entirety. The Certificate of Incorporation of Clarcor is filed as Exhibit 3.1 hereto and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

2.1*	Agreement and Plan of Merger, among Parker-Hannifin Corporation, CLARCOR Inc. and Parker Eagle Corporation, dated as of December 1, 2016 (incorporated by reference to Exhibit 2.1 of Clarcor’s Current Report on Form 8-K filed with the SEC on December 1, 2016).

3.1	Certificate of Incorporation, adopted February 28, 2017.

*	Certain schedules have been omitted and Clarcor agrees to furnish supplementally to the SEC a copy of any omitted exhibits and schedules upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLARCOR INC.

February 28, 2017	By:	/s/ Joseph R. Leonti
Joseph R. Leonti
Secretary

Exhibit Index

Exhibit Number	Description

2.1*	Agreement and Plan of Merger, among Parker-Hannifin Corporation, CLARCOR Inc. and Parker Eagle Corporation, dated as of December 1, 2016 (incorporated by reference to Exhibit 2.1 of Clarcor’s Current Report on Form 8-K filed with the SEC on December 1, 2016).

3.1	Certificate of Incorporation, adopted February 28, 2017.

*	Certain schedules have been omitted and Clarcor agrees to furnish supplementally to the SEC a copy of any omitted exhibits and schedules upon request.